September 16, 1996

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D. C. 20459

RE:  CHITTENDEN CORPORATION CURRENT REPORT ON FORM 8-K
     REGISTRATION NUMBER 0-7974

To Whom it May Concern:

Pursuant to 8-K filing requirements, under the Securities and Exchange Act of 1934, there is appended to this transmittal, an electronic file of the current report (on Form 8-K) of Chittenden Corporation, Two Burlington Square, Burlington, Vermont 05401.

If you have any questions concerning this report, please telephone the undersigned at (802) 660-1410.

Kindly acknowledge receipt of this letter by COMPUSERVE E-MAIL.

Very truly yours,

S/ F. SHELDON PRENTICE
   SECRETARY

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 16, 1996



                             CHITTENDEN CORPORATION
                           (Exact name of Registrant
                            as specified in charter)



Vermont                             0-7974                  03-0228404
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

Two Burlington Square
Burlington, Vermont                                         05401
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (802) 658-4000


                                         Not Applicable
                                 (Former name or former address,
                                 if changed since last report.)

ITEM 5.  OTHER EVENTS

On September 16, 1996, the Registrant announced that its Chief Financial Officer and Treasurer, Nancy Rowden Brock had departed. A copy of the press release dated September 16, 1996 is attached as an exhibit to this Form 8-K.

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                                 PAGE NUMBER

     (28) Additional Exhibits                                       6

          Press release related to announcement
          that Nancy Rowden Brock, Chief Financial
          Officer and Treasurer has departed.

                             CHITTENDEN CORPORATION
                              TWO BURLINGTON SQUARE
                              BURLINGTON, VT 05401

                                 (802) 658-4000


FOR IMMEDIATE RELEASE                                  50/96

September 16, 1996

CHITTENDEN CORPORATION C.F.O. DEPARTS

Burlington, Vermont--Chittenden Corporation President and C.E.O., Paul A. Perrault, announced that Nancy Rowden Brock, formerly Chief Financial Officer and Treasurer, has departed. Citing the many changes which have taken place, both inside and outside the Corporation, as well as Chittenden's continued growth and complexity, Mr. Perrault stated that the time had come to make a change. Ms. Brock will pursue other interests.

     Mr. Perrault commented, "Ms. Brock is a talented and dedicated professional whose efforts have helped bring us to our current level of performance and has brought us the respect of the marketplace." Mr. Perrault continued, "Nancy has actively participated in a number of trade and charitable organizations such as Associated Industries of Vermont, Committee on Temporary Shelter, and Trinity College. The entire Chittenden family wishes her continued success in her future endeavors."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)



BY:  /S/ F. Sheldon Prentice, Secretary           DATE:  September 16, 1996